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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) APRIL 18, 2008
                                                         -----------------------

                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

          NEVADA                     000-27267                 33-0773180
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)

                       4 MARCONI, IRVINE, CALIFORNIA 92618
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            (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code         (949) 707-4800
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

NEW LOAN AND SECURITY AGREEMENT WITH SILICON VALLEY BANK

      On April 18, 2008, I/OMagic Corporation (the "Company") and its wholly-owned subsidiary, IOM Holdings, Inc. (the "Subsidiary"), entered into a Loan and Security Agreement dated as of April 18, 2008 (the "Loan and Security Agreement") with Silicon Valley Bank (the "Bank"), which provides for a credit facility based on the Company's accounts receivable. The Loan and Security Agreement serves to amend and restated a previous Loan and Security Agreement dated January 29, 2007 among the parties and described below under the heading "Prior Loan and Security Agreement with Silicon Valley Bank."

      The credit facility allows the Company to finance its accounts receivable and borrow up to a maximum aggregate amount of $7.0 million; provided, that the Company may only borrow up to a limit of 60% of each eligible account or such other percentage as the Bank establishes. The line of credit expires on January 29, 2009. Advances on the line of credit bear interest at a floating rate equal to the prime rate published from time to time by the Bank plus 2.5%. The credit facility requires that the Company pay a collateral handling fee of $2,000 per month and other customary fees and expenses.

      The obligations of the Company under the Loan and Security Agreement are secured by substantially all of the Company's assets and guaranteed by the Subsidiary pursuant to a Cross-Corporate Continuing Guaranty by the Company and the Subsidiary. The obligations of the Company and the guarantee obligations of the Subsidiary are secured pursuant to an Intellectual Property Security Agreement executed by the Company and an Intellectual Property Security Agreement executed by the Subsidiary.

      In the event of a default and continuation of a default, the Bank may accelerate the payment of the principal balance requiring the Company to pay the entire indebtedness outstanding on that date. From and after an event of default, the outstanding principal balance will bear interest until paid in full at an increased rate per annum equal to 5.0% above the rate of interest in effect from time to time under the credit facility.

      The Loan and Security Agreement also contains other customary terms, conditions, representations, warranties and covenants.

      A copy of the Loan and Security Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of this agreement is qualified in its entirety by reference to the full text of the agreement.

AMENDMENT TO LOAN DOCUMENTS

      On April 18, 2008, the Company and the Subsidiary entered into an Amendment to Loan Documents with the Bank, which provides that the loan documents executed in connection with the Company's prior credit facility with the Bank dated January 29, 2007 shall apply to the Loan and Security Agreement described above, including the following documents: All standard documents of the Bank entered into by the Company and/or the Subsidiary in connection with Letters of Credit and/or Foreign Exchange Contracts; all security agreements,

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collateral assignments and mortgages, including but not limited to those relating to patents, trademarks, copyrights and other intellectual property; all lockbox agreements and/or blocked account agreements; and all UCC-1 financing statements and other documents filed with governmental offices which perfect liens or security interests in favor of the Bank. In addition, that certain Cross-Corporate Continuing Guaranty executed by the Company and the Subsidiary in favor of the Bank and dated January 29, 2007 shall continue in full force and effect and shall apply to all obligations of the Company and the Subsidiary whether under the Loan and Security Agreement or any other new loan documents.

PRIOR LOAN AND SECURITY AGREEMENT WITH SILICON VALLEY BANK

      On January 29, 2007, the Company and the Subsidiary entered into a Loan and Security Agreement (the "Prior Agreement") with the Bank which provided for a revolving line of credit. The line of credit expired on January 29, 2009. On December 12, 2007, the Company entered into an Amendment to Loan and Security Agreement with the Bank that amended the Prior Agreement and provided a waiver of the violation of, and amended, the Company's tangible net worth financial covenant, and reduced the maximum amount of available borrowings under the line of credit.

      As amended, the line of credit allowed the Company to borrow up to a maximum amount equal to the lesser of (a) $7.0 million, or (b) an amount equal to 60% of eligible accounts plus the lesser of (1) 20% of the value of eligible inventory, (2) $750,000 (provided that on and after March 30, 2008, such amount will be $0.00), and (3) 33% of eligible accounts. As amended, the line of credit imposed a financial covenant that required the Company to have minimum tangible net worth for the month ended February 28, 2007 and each month ending thereafter of $3,500,000, plus (i) 50% of all consideration received after January 27, 2007 for equity securities and subordinated debt, plus (ii) 50% of our net income in each fiscal quarter ending after January 27, 2007. As amended, amounts outstanding under the line of credit were to accrue interest at a per annum rate equal to the prime rate of interest published from time to time by the Bank plus 2.50%. In addition, the Company was to pay to the Bank customary fees and expenses, including an early termination fee of 0.50% of the maximum line amount in the event the Company terminated the facility prior to January 27, 2009, an unused line fee equal to 0.25% per annum and payable monthly, a commitment fee of $50,000, a monthly collateral monitoring fee of $1,250 and an anniversary fee of $50,000, as well as for the issuance or renewal of letters of credit and all expenses incurred by the Bank related to the Prior Agreement. The Company's obligations under the line of credit with the Bank were secured by substantially all of its assets.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The disclosures contained in Item 1.01 of this Current Report on Form 8-K are incorporated herein by this reference.

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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (a)   Financial Statements of Businesses Acquired.
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             None.

       (b)   Pro Forma Financial Information.
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             None.

       (c)   Exhibits.
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             Number   Description
             ------   -----------

             10.1 Loan and Security Agreement dated as of April 18, 2008 between I/OMagic Corporation, IOM Holdings, Inc. and Silicon Valley Bank

             10.2 Amendment to Loan Documents dated April 18, 2008 between I/OMagic Corporation, IOM Holdings, Inc. and Silicon Valley Bank

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2008                         I/OMAGIC CORPORATION


                                             By: /S/ THOMAS L. GRUBER
                                                --------------------------------
                                                 Thomas L. Gruber
                                                 Chief Financial Officer

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                         EXHIBITS FILED WITH THIS REPORT

Number      Description
------      -----------

10.1 Loan and Security Agreement dated as of April 18, 2008 between I/OMagic Corporation, IOM Holdings, Inc. and Silicon Valley Bank

10.2 Amendment to Loan Documents dated April 18, 2008 between I/OMagic Corporation, IOM Holdings, Inc. and Silicon Valley Bank